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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 1, 2002

            Lehman ABS Corporation on behalf of:

             CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-5 TRUST
             CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-20 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-22 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-23 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-25 TRUST CORPORATE BACKED TRUST CERTIFICATES, Bellsouth Debenture-Backed
              SERIES 2002-8 TRUST
             CORPORATE BACKED TRUST CERTIFICATES, News America Debenture-Backed
              SERIES 2002-9 TRUST
             CORPORATE BACKED TRUST CERTIFICATES, Verizon Global Funding Corp.
              Note-Backed SERIES 2002-16 TRUST
             CORPORATE BACKED TRUST CERTIFICATES, American General
              Institutional Capital A Capital Securities-Backed SERIES
              2002-17 TRUST

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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-91780             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Lehman ABS Corporation is the depositor under the Standard Terms for Trust
Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001  Series 2001-1 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001  Series 2001-2 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001  Series 2001-3 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001  Series 2001-4 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001  Series 2001-5 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001     Series 2001-6 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001     Series 2001-7 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001     Series 2001-8 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001    Series 2001-9 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001    Series 2001-10 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001    Series 2001-11 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001     Series 2001-12 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001    Series 2001-14 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001    Series 2001-15 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001       Series 2001-16 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001       Series 2001-17 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001       Series 2001-18 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001      Series 2001-19 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001      Series 2001-20 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001      Series 2001-21 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001      Series 2001-22 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001      Series 2001-23 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001      Series 2001-24 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001     Series 2001-25 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001     Series 2001-26 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001     Series 2001-27 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001     Corning Debenture-Backed Series
                                          2001-28 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001     Georgia Pacific Debenture-Backed
                                          Series 2001-29 Trust
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Standard Terms for Trust Agreements and   Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001     Royal Caribbean Debenture-Backed
                                          Series 2001-30 Trust
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

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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001       Toys"R" Us Debenture-Backed Series
                                            2001-31 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001     Liberty Media Debenture-Backed
                                            Series 2001-32 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001   AT&T Note-Backed Series 2001-33
                                            Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001   Goodyear Tire & Rubber Note-Backed
                                            Series 2001-34 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001  Corning Debenture-Backed Series
                                            2001-35 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001   Ford Motor Co. Debenture-Backed
                                            Series 2001-36 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001   Federal Express Corporation
                                            Note-Backed Series 2001-37 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002    W.R. Berkley Capital Trust
                                            Securities-Backed Series 2002-1
                                            Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002   Royal & Sun Alliance Bond-Backed
                                            Series 2002-2 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002       Brunswick Corporation Note-Backed
                                            Series 2002-3 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002      DaimlerChrysler Debenture-Backed
                                            Series 2002-4 Trust
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Standard Terms for Trust Agreements and     Callable Zero Coupon Trust
Series Supplement dated March 25, 2002      Certificates, Series 2002-TVA-1
                                            Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002       General Electric Capital Series
                                            Note-Backed Series 2002-5 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002      Kinder Morgan Debenture-Backed
                                            Series 2002-6 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002         AT&T Wireless Services Note-Backed
                                            Series 2002-7 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002        BellSouth Debenture-Backed Series
                                            2002-8 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002        News America Debenture-Backed Series
                                            2002-9 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002        AIG Debenture-Backed Series 2002-10
                                            Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002        Royal & Sun Alliance Bond-Backed
                                            Series 2002-11 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002       Motorola Debenture-Backed Series
                                            2002-12 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002       Motorola Debenture-Backed Series
                                            2002-14 Trust
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

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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2002       CIT Capital Trust I Securities-
                                            Backed Series 2002-15 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002       Verizon Global Funding Corp. Note-
                                            Backed Series 2002-16 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002    American General Institutional
                                            Capital A Capital Securities-Backed
                                            Series 2002-17 Trust
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Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002    Bristol-Meyers Squibb Debenture-
                                            Backed Series 2002-18 Trust
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Standard Terms for Trust Agreements and     Repackaged GE Global Insurance
Series Supplement dated November 15, 2002   Floating Rate Trust Certificates
                                            Series 2002-1 Trust
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

Item 5. OTHER EVENTS

On December 1, 2002, distributions were made to the Holders of the Corporate Backed Trust Certificates, Series 2001-5 Trust, Corporate Backed Trust Certificates, Series 2001-20 Trust, Corporate Backed Trust Certificates, Series 2001-22 Trust, Corporate Backed Trust Certificates, Series 2001-23 Trust, Corporate Backed Trust Certificates, Series 2001-25 Trust, Corporate Backed Trust Certificates, BellSouth Debenture-Backed Series 2002-8 Trust, Corporate Backed Trust Certificates, News America Debenture-Backed Series 2002-9 Trust, Corporate Backed Trust Certificates, Verizon Global Funding Corp. Note-Backed Series 2002-16 Trust and Corporate Backed Trust Certificates, American General Institutional Capital A Capital Securities-Backed Series 2002-17 Trust. Specific information with respect to the distributions is filed as Exhibits 1 through 9 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-5 Certificate Holders for the period ending December 1, 2002.

      2 Trustee's Distribution Statement to the Series 2001-20 Certificate Holders for the period ending December 1, 2002.

      3 Trustee's Distribution Statement to the Series 2001-22 Certificate Holders for the period ending December 1, 2002.

      4 Trustee's Distribution Statement to the Series 2001-23 Certificate Holders for the period ending December 1, 2002.

      5 Trustee's Distribution Statement to the Series 2001-25 Certificate Holders for the period ending December 1, 2002.

      6 Trustee's Distribution Statement to the Series 2002-8 Certificate Holders for the period ending December 1, 2002.

      7 Trustee's Distribution Statement to the Series 2002-9 Certificate Holders for the period ending December 1, 2002.

      8 Trustee's Distribution Statement to the Series 2002-16 Certificate Holders for the period ending December 1, 2002.

      9 Trustee's Distribution Statement to the Series 2002-17 Certificate Holders for the period ending December 1, 2002.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 31, 2002

                                         Lehman ABS Corporation


                                         By: /s/ Rene Canezin
                                            --------------------
                                         Name:  Rene Canezin
                                         Title: Senior Vice President


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

                                  EXHIBIT INDEX

Exhibit Number      Description
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      1             Trustee's Distribution Statement to the Series 2001-5
                    Certificate Holders for the period ending December 1, 2002.

      2 Trustee's Distribution Statement to the Series 2001-20 Certificate Holders for the period ending December 1, 2002.

      3 Trustee's Distribution Statement to the Series 2001-22 Certificate Holders for the period ending December 1, 2002.

      4 Trustee's Distribution Statement to the Series 2001-23 Certificate Holders for the period ending December 1, 2002.

      5 Trustee's Distribution Statement to the Series 2001-25 Certificate Holders for the period ending December 1, 2002.

      6 Trustee's Distribution Statement to the Series 2002-8 Certificate Holders for the period ending December 1, 2002.

      7 Trustee's Distribution Statement to the Series 2002-9 Certificate Holders for the period ending December 1, 2002.

      8 Trustee's Distribution Statement to the Series 2002-16 Certificate Holders for the period ending December 1, 2002.

      9 Trustee's Distribution Statement to the Series 2002-17 Certificate Holders for the period ending December 1, 2002.


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